UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2015

Date of reporting period: March 31, 2015

Item 1.	Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2015, Causeway International Value Fund’s (the “Fund” or “Fund’s”) Institutional Class returned -0.81% and Investor Class returned -0.89% compared to the MSCI EAFE Index (Gross) (“EAFE Index”) return of 0.18%. Since the Fund’s inception on October 26, 2001, its average annual total returns are 8.56% for the Institutional Class and 8.29% for the Investor Class compared to the EAFE Index’s average annual total return of 7.12%.

Performance Review

Most developed market equities delivered positive performance during the six month period in local terms, extending the six-year bull market that began in March 2009. Low interest rates, abundant liquidity, competitive currency devaluations and renewed optimism for Europe and Japan have elevated many global equity markets. However, the further devaluation of local currencies in regions such as Europe, Canada and Australia proved to be a sizable headwind for U.S. dollar-based investors’ overseas investments this period. In addition, oil price weakness during the first half of the period weighed heavily on equity performance. Reflecting oversupply and concerns about demand, crude oil prices fell to their lowest level in over five years before rebounding somewhat in the second half of the period. The best performing developed equity markets this period included Israel, Hong Kong, Germany, Japan, and Denmark. The biggest laggards in the EAFE Index, all of which had negative performance, included Norway, Portugal, Spain, Italy, and the United Kingdom. The best performing industry groups in the EAFE Index were automobiles & components, media, and retailing, while energy, utilities, and banks were the worst performing industry groups.

For the period, Fund holdings in the energy, capital goods, pharmaceuticals & biotechnology, food beverage & tobacco, and consumer durables & apparel industry groups detracted most from the Fund’s performance relative to the EAFE Index. Holdings in the transportation, materials, consumer services, telecommunication services, and media industry groups contributed to relative performance. The biggest laggard was energy services firm, Technip SA (France). Additional top individual detractors included oil & gas exploration company, BG Group Plc (United Kingdom), integrated oil & gas company, Total (France), pharmaceutical giant, Sanofi (France), and plant engineering contractor, JGC Corp. (Japan). The largest individual contributor to absolute return was multinational airline holding company, International Consolidated Airlines Group SA (United Kingdom). Additional top contributors to absolute return included telecommunication services provider, KDDI Corp. (Japan), cruise ship operator, Carnival Corp. (United Kingdom), paints & coatings producer, Akzo Nobel NV (Netherlands), and automobile manufacturer, Toyota Motor Corp. (Japan).

Significant Portfolio Changes

Our disciplined purchase and sale process led the portfolio management team to reduce exposure to several holdings that, in our view, reached fair value. The most significant sales during the period included industrial conglomerate, Siemens AG (Germany) and beverage can manufacturer, Rexam Plc

2	Causeway International Value Fund

(United Kingdom), the latter of which was acquired by a competitor. In addition, we reduced our position in three stocks whose risk-adjusted rankings were reduced following fundamental reviews: pharmaceutical & consumer healthcare products producer, Novartis AG (Switzerland), infrastructure & engineering services provider, Sembcorp Industries Ltd. (Singapore), and offshore vessel manufacturer, Sembcorp Marine Ltd. (Singapore). Significant purchases included three new additions to the portfolio – pharmaceutical & consumer healthcare company, GlaxoSmithKline Plc (United Kingdom), utilities provider, SSE Plc (United Kingdom), energy exploration & production company, Baytex Energy (Canada) – along with increased weights to major passenger railway operator, East Japan Railway Co. (Japan) and home improvement retailer, Kingfisher Plc (United Kingdom).

Investment Outlook

With the catalysts of lower energy costs and more competitive currencies, Europe and Japan appear on track to recover from an economic flat line and deliver positive real gross domestic product (GDP) growth rates of just over 1% in 2015. European economic data and inflation expectations continue to improve, and some US leading indicators, including inflation expectations, have increased recently. Both suggest sovereign debt yield curves should steepen. However, this has not happened. The near zero 10-year government bond yields in Europe have barely moved up from their record low levels. The 10-year Japanese government bond (JGB) yield has nearly doubled from its low of 0.19% to a still meager 0.35%. Although the Japanese equity market has delivered a 25% annualized three-year return (10% in U.S. dollars), all is not well.

Causeway’s bottom up, value-oriented portfolios tend to lag in performance versus the passive index during late stage bull markets. We find ourselves unwilling to pay lofty valuation multiples without corresponding earnings expansion. Despite the plunging “risk free” rates (government bond yields), we continue to use more historically normal bond yields in our calculations of cost of capital. The higher the cost of capital, the lower the valuation – and vice versa. By assuming that historically low bond yields are transient, we do not incorporate the benefit of these yields into our share price targets. As a result, relative to a few years ago, it is considerably more difficult to find attractive stocks offering competitive upside potential. Other investors often do not share our conservatism. For example, the world’s largest pension fund (Japan’s Government Pension Investment Fund) has recently raised its allocation to Japanese domestic equities and global equities each from 12% to 25% of the total fund, amounting to a stock buying binge of approximately $250 billion. This allocation shift will likely be mimicked by large Japanese pension funds unable to satisfy liabilities with domestic bonds. That recent surge of buying has made our job even more challenging. Segments of the markets we prefer tend to provide risk reduction by diversifying the portfolio, and typically offer income (through dividend yields) to augment total return. As a sign of the times (and cheap financing), some of our portfolio holdings have become takeover targets, a situation we have not seen since 2007. This rise in mergers and acquisitions appears driven by corporate buyers seeking cost synergies, rather than the pre-2008 private equity buyers who

Causeway International Value Fund	3

were fueled by abundant credit. Our efforts to achieve even greater levels of portfolio diversification, lower prospective beta (or index sensitivity) and dampen volatility of returns relative to the EAFE Index are designed to provide some downside protection. Meanwhile, the hunt for scarce undervaluation continues, with a large number of portfolio candidates appearing in the more cyclical and yield curve sensitive areas of the markets.

We thank you for your continued confidence in Causeway International Value Fund.

April 30, 2015

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Kevin Durkin	Conor Muldoon
Portfolio Manager	Portfolio Manager	Portfolio Manager

Foster Corwith	Alessandro Valentini	Ellen Lee
Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

As of March 31, 2015, the gross expense ratio was 0.92% for the Institutional Class and 1.17% for the Investor Class.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

4	Causeway International Value Fund

SCHEDULE OF INVESTMENTS (000)*

March 31, 2015 (Unaudited)

Causeway International Value Fund	Number of Shares	Value
COMMON STOCK
Belgium — 0.9%
KBC Groep NV	962,980	$59,600

Canada — 1.7%
Baytex Energy Corp.	3,729,900	58,987
Imperial Oil Ltd.	1,345,200	53,689

		112,676

France — 13.9%
AXA SA	2,643,865	66,678
BNP Paribas	2,132,379	129,705
GDF Suez	4,443,167	87,930
Legrand SA	2,130,848	115,338
Sanofi-Aventis SA	1,776,541	175,606
Schneider Electric SE	1,581,616	123,041
Technip SA	1,662,582	100,772
Total SA	2,484,240	123,608

		922,678

Germany — 6.3%
Bayer AG	758,413	114,127
Daimler AG	884,647	85,352
Linde AG	647,179	131,973
SAP SE	1,235,495	89,711

		421,163

Hong Kong — 5.1%
China Merchants Holdings International Co. Ltd.	18,005,224	70,486
China Mobile Ltd.	13,509,839	176,352
CNOOC Ltd.	66,628,000	94,193

		341,031

Ireland — 0.5%
Ryanair Holdings PLC ADR	505,000	33,719

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	5

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2015 (Unaudited)

Causeway International Value Fund	Number of Shares	Value
Japan — 15.7%
East Japan Railway Co.	958,900	$77,073
Hitachi Ltd.	21,342,000	146,485
JGC Corp.	3,390,000	67,512
KDDI Corp.	9,318,000	211,361
Komatsu Ltd.	3,915,600	77,130
Nikon Corp.	7,800,900	104,719
Shin-Etsu Chemical Co. Ltd.	1,736,500	113,658
Sumitomo Mitsui Financial Group Inc.	2,678,800	102,777
Toyota Motor Corp.	1,996,200	139,527

		1,040,242

Netherlands — 8.5%
Akzo Nobel NV	3,068,507	232,344
PostNL NV	10,355,541	44,116
Reed Elsevier NV	8,932,902	222,741
Unilever NV	1,589,351	66,503

		565,704

Singapore — 0.1%
Sembcorp Marine Ltd.	3,373,500	7,178

South Korea — 5.9%
Hyundai Motor Co.	747,272	113,494
KT&G Corp.	1,481,561	118,450
SK Telecom Co. Ltd.	638,620	156,856

		388,800

Spain — 0.7%
Tecnicas Reunidas SA	1,119,453	47,064

Switzerland — 11.5%
Clariant AG1	3,630,056	72,616
Credit Suisse Group AG	2,285,704	61,576
Givaudan SA	36,599	66,359
Novartis AG	1,554,877	153,840

The accompanying notes are an integral part of the financial statements.

6	Causeway International Value Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2015 (Unaudited)

Causeway International Value Fund	Number of Shares	Value
Switzerland — (continued)
Roche Holding AG	433,477	$119,587
UBS Group AG1	9,295,012	175,226
Zurich Insurance Group AG	333,764	113,098

		762,302

United Kingdom — 23.7%
Aviva PLC	18,188,931	145,699
Balfour Beatty PLC	11,982,351	42,677
Barclays PLC	32,788,881	117,998
BG Group PLC	6,080,512	74,774
British American Tobacco PLC	3,305,034	171,030
Carnival PLC	2,462,956	120,420
GlaxoSmithKline PLC	6,521,029	149,549
HSBC Holdings PLC	13,062,921	112,302
International Consolidated Airlines Group SA1	15,239,327	136,313
Kingfisher PLC	15,747,470	88,907
Lloyds Banking Group PLC[1]	94,619,951	109,873
Michael Page International PLC	5,891,978	45,580
Rio Tinto PLC	1,487,165	61,152
SSE PLC	4,151,713	92,256
Vodafone Group PLC	30,706,712	100,415

		1,568,945

Total Common Stock
(Cost $6,098,049) — 94.5%		6,271,102

PREFERRED STOCK
Germany — 0.2%
Volkswagen AG	40,014	10,664

Total Preferred Stock
(Cost $9,722) — 0.2%		10,664

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	7

SCHEDULE OF INVESTMENTS (000)* (concluded)

March 31, 2015 (Unaudited)

Causeway International Value Fund	Number of Shares	Value
SHORT-TERM INVESTMENT
Dreyfus Cash Management, Institutional Class, 0.030%**	339,944,899	$339,945

Total Short-Term Investment
(Cost $339,945) — 5.1%		339,945

Total Investments — 99.8%
(Cost $6,447,716)		6,621,711

Other Assets in Excess of Liabilities — 0.2%		10,394

Net Assets — 100.0%		$6,632,105

*	Except for share data.
**	The rate reported is the 7-day effective yield as of March 31, 2015.
1	Non-income producing security.
ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

8	Causeway International Value Fund

SECTOR DIVERSIFICATION

As of March 31, 2015, the sector diversification was as follows (Unaudited):

Causeway International Value Fund	Common Stock	Preferred Stock	% of Net Assets

Financials	18.0%	0.0%	18.0%

Energy	13.1	0.0	13.1

Materials	12.3	0.0	12.3

Health Care	10.7	0.0	10.7

Industrials	10.6	0.0	10.6

Consumer Discretionary	9.8	0.2	10.0

Telecommunication Services	9.7	0.0	9.7

Consumer Staples	5.4	0.0	5.4

Information Technology	3.6	0.0	3.6

Utilities	1.3	0.0	1.3

Total	94.5	0.2	94.7
Short-Term Investment			5.1

Other Assets in Excess of Liabilities			0.2

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	9

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY INTERNATIONAL VALUE FUND

3/31/15
ASSETS:
Investments at Value (Cost $6,447,716)	$6,621,711
Receivable for Dividends	28,958
Receivable for Fund Shares Sold	22,158
Receivable for Investment Securities Sold	15,783
Receivable for Tax Reclaims	8,573
Foreign Currency (Cost $234)	234
Prepaid Expenses	186
Unrealized Appreciation on Spot Foreign Currency Contracts	12

Total Assets	6,697,615

LIABILITIES:
Payable for Investment Securities Purchased	40,513
Payable for Fund Shares Redeemed	18,505
Payable Due to Adviser	4,472
Payable for Shareholder Services Fees — Investor Class	827
Payable Due to Administrator	179
Payable for Trustees’ Fees	73
Unrealized Depreciation on Spot Foreign Currency Contracts	22
Other Accrued Expenses	919

Total Liabilities	65,510

Net Assets	$6,632,105

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$6,578,542
Undistributed Net Investment Income	22,512
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(141,671)
Net Unrealized Appreciation on Investments	173,995
Net Unrealized Depreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(1,273)

Net Assets	$6,632,105

Net Asset Value Per Share (based on net assets of $5,759,613,050 ÷ 373,232,485 shares) — Institutional Class	$15.43

Net Asset Value Per Share (based on net assets of $872,491,476 ÷ 56,943,813 shares) — Investor Class	$15.32

*	Except for Net Asset Value per date data.

The accompanying notes are an integral part of the financial statements.

10	Causeway International Value Fund

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY INTERNATIONAL VALUE FUND

10/01/14 to 3/31/15
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $5,701)	$58,961

Total Investment Income	58,961

EXPENSES:
Investment Advisory Fees	25,981
Custodian Fees	1,129
Shareholder Service Fees — Investor Class	1,114
Administration Fees	1,053
Transfer Agent Fees	378
Trustees’ Fees	119
Professional Fees	119
Printing Fees	100
Registration Fees	88
Pricing Fees	26
Other Fees	144

Total Expenses	30,251

Net Investment Income	28,710

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments	109,370
Net Realized Loss from Foreign Currency Transactions	(1,319)
Net Change in Unrealized Depreciation on Investments	(194,118)
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(772)

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(86,839)

Net Decrease in Net Assets Resulting from Operations	$(58,129)

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	11

STATEMENT OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL VALUE FUND

	10/01/14 to 3/31/15 (Unaudited)	10/01/13 to 9/30/14 (Audited)
OPERATIONS:
Net Investment Income	$28,710	$152,743
Net Realized Gain on Investments	109,370	153,960
Net Realized Loss from Foreign Currency Transactions	(1,319)	(555)
Net Change in Unrealized Depreciation on Investments	(194,118)	(143,396)
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(772)	(619)

Net Increase (Decrease) in Net Assets Resulting From Operations	(58,129)	162,133

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(138,499)	(40,173)
Investor Class	(19,088)	(5,993)

Total Dividends from Net Investment Income	(157,587)	(46,166)

Net Increase in Net Assets Derived from Capital Share Transactions(1)	162,258	3,422,555
Redemption Fees(2)	264	230

Total Increase (Decrease) in Net Assets	(53,194)	3,538,752

NET ASSETS:
Beginning of Period	6,685,299	3,146,547

End of Period	$6,632,105	$6,685,299

Undistributed Net Investment Income	$22,512	$151,389

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

12	Causeway International Value Fund

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FINANCIAL HIGHLIGHTS

For the Six Months Ended March 31, 2015 (Unaudited) and the Fiscal Years Ended September 30,

For a Share Outstanding Throughout the Years or Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
Causeway International Value Fund†
Institutional
2015(1)	15.95	0.07	(0.21)	(0.14)	(0.38)	—	(0.38)	—
2014	15.35	0.47	0.29	0.76	(0.16)	—	(0.16)	—
2013	12.60	0.29	2.74	3.03	(0.28)	—	(0.28)	—
2012	10.50	0.28	2.20	2.48	(0.38)	—	(0.38)	—
2011	11.86	0.42	(1.59)	(1.17)	(0.19)	—	(0.19)	—
2010	11.30	0.18	0.57	0.75	(0.19)	—	(0.19)	—
Investor
2015(1)	15.81	0.05	(0.20)	(0.15)	(0.34)	—	(0.34)	—
2014	15.23	0.41	0.30	0.71	(0.13)	—	(0.13)	—
2013	12.51	0.25	2.72	2.97	(0.25)	—	(0.25)	—
2012	10.42	0.23	2.21	2.44	(0.35)	—	(0.35)	—
2011	11.77	0.27	(1.46)	(1.19)	(0.16)	—	(0.16)	—
2010	11.23	0.15	0.56	0.71	(0.17)	—	(0.17)	—

†	Per share amounts calculated using average shares method.
(1)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

14	Causeway International Value Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

15.43	(0.81)	5,759,613	0.90	0.92	13
15.95	5.00	5,734,313	0.91	2.89	27
15.35	24.38	2,497,378	0.95	2.07	22
12.60	24.29	1,204,193	0.99	2.37	21
10.50	(10.05)	932,175	0.99	3.30	39
11.86	6.71	1,029,606	0.98	1.62	32

15.32	(0.89)	872,492	1.15	0.64	13
15.81	4.69	950,986	1.16	2.55	27
15.23	24.07	649,169	1.20	1.84	22
12.51	24.07	438,254	1.24	2.04	21
10.42	(10.28)	376,692	1.23	2.15	39
11.77	6.38	893,899	1.22	1.39	32

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway International Value Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on October 26, 2001. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee

16	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices in markets which are not active, or prices based on inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of March 31, 2015, all of the Fund’s investments in securities were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures. For the six months ended March 31, 2015, there were no transfers between Level 1 and Level 2 based on the input level assigned under the hierarchy at the beginning and end of the reporting period.

For the six months ended March 31, 2015, there were no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes – It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be

Causeway International Value Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

sustained upon examination by a taxing authority based on the technical merits of the position.

Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed

18	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the six months ended March 31, 2015, the Institutional Class and Investor Class retained $241,859 and $22,188 in redemption fees, respectively.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the Statement of Operations. For the six months ended March 31, 2015, the Fund received commission recapture payments of $105,349.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser contractually agreed through January 31, 2016 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of Institutional Class and Investor Class average daily net assets. No waivers or reimbursements were required for the six months ended March 31, 2015.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Fund is subject to a minimum annual fee of $165,000. If the Fund has three or more share classes, it is subject to an additional minimum fee of $20,000 per additional share class (over two).

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2015, the Investor Class paid 0.25% annualized of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

Causeway International Value Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the six months ended March 31, 2015, for the Fund were as follows:

Purchases (000)	Sales (000)
$899,812	$846,451

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income are recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2014 and September 30, 2013 were as follows (000):

	Ordinary Income	Total
2014	$46,166	$46,166
2013	39,310	39,310

As of September 30, 2014, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$157,552
Capital Loss Carryforwards	(231,370)
Unrealized Appreciation	342,899
Other Temporary Differences	198

Total Distributable Earnings	$269,279

20	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net realized gains. The following summarizes the capital loss carryforwards as of September 30, 2014 (000):

Expiring in Fiscal Year	Amount
2018	$231,370

Total capital loss carryforwards	$231,370

For the fiscal year ended September 30, 2014, the Fund used $155,868 (000) in capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period.

However, any losses incurred during those future taxable years are required to be used prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At March 31, 2015, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$6,447,716	$665,070	$(491,075)	$173,995

7.	Capital Shares Issued and Redeemed (000)

	Six-Month Period Ended March 31, 2015 (Unaudited)		Fiscal Year Ended September 30, 2014 (Audited)
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	77,034	$1,173,691	237,116	$3,793,199
Shares Issued in Reinvestment of Dividends and Distributions	7,955	119,006	2,444	38,147
Shares Redeemed	(71,371)	(1,083,422)	(42,608)	(687,739)

Increase in Shares Outstanding Derived from Institutional Class Transactions	13,618	209,275	196,952	3,143,607

Investor Class
Shares Sold	13,624	206,654	24,857	396,333
Shares Issued in Reinvestment of Dividends and Distributions	1,185	17,619	365	5,665
Shares Redeemed	(18,001)	(271,290)	(7,703)	(123,050)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	(3,192)	(47,017)	17,519	278,948

Increase in Shares Outstanding from Capital Share Transactions	10,426	$162,258	214,471	$3,422,555

Causeway International Value Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

8.	Significant Shareholder Concentration

As of March 31, 2015, three of the Fund’s shareholders of record owned 58% of net assets in the Institutional Class.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements.

22	Causeway International Value Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2014 to March 31, 2015).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway International Value Fund	23

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/14	Ending Account Value 3/31/15	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Value Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$991.90	0.90%	$4.47

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.44	0.90%	$4.53
Causeway International Value Fund

Actual Portfolio Return
Investor Class	$1,000.00	$991.10	1.15%	$5.71

Hypothetical 5% Return
Investor Class	$1,000.00	$1,019.20	1.15%	$5.79

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

24	Causeway International Value Fund

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www.sec.gov.

CCM-SA-003-0800

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrant because it is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant because it is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Turner Swan
Turner Swan, President

Date: June 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Turner Swan
Turner Swan, President

Date: June 5, 2015

By	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: June 5, 2015